NEW PLAN REALTY TRUST
                      (a Massachusetts business trust)


                              Medium-Term Notes
                  Due Nine Months or More from Date of Issue

                           DISTRIBUTION AGREEMENT


                                                             December 6, 1996
LEHMAN BROTHERS
Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, New York  10285

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
World Financial Center
North Tower - 10th Floor
New York, New York  10281-1380

MORGAN STANLEY & CO.
       INCORPORATED
1585 Broadway
New York, New York  10036-8293

SALOMON BROTHERS INC
Seven World Trade Center
New York, New York  10048

SMITH BARNEY INC.
390 Greenwich Street
New York, New York  10013

Dear Sirs:

     New Plan Realty Trust, a Massachusetts business trust (the "Trust"), confirms its agreement with Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc. (each, an "Agent", and collectively, the "Agents") with respect to its debt securities entitled "Medium-Term Notes Due Nine Months or More from Date of Issue" to be issued from time to time after the date hereof (the "Notes"). The Notes are to be issued and the terms and rights thereof established pursuant to an Indenture, dated as of March 29, 1995, as amended, supplemented or modified from time to time (the "Indenture"), between the Trust and State Street Bank and Trust Company (as successor to The First National Bank of Boston), as trustee (the "Trustee").
As of the date hereof, the Trust has authorized the issuance and sale of up to U.S. $175,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Trust shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Agreement.

     This Agreement provides both for the sale of Notes by the Trust to one or more Agents as principal for resale to investors and other purchasers, or directly to investors (as may from time to time be agreed to by the Trust and the applicable Agent), in which case such Agent will act as an agent of the Trust in soliciting purchases of Notes.

     The Trust has filed with the Securities and Exchange Commission (the "SEC") two registration statements on Form S-3 (No. 333-15635 and 33-61383) for the registration of various securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statements have been declared effective by the SEC and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements (and any further registration statements which may be filed by the Trust for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectuses constituting a part thereof, on the one hand, and the prospectus dated December 6, 1996 and any prospectus supplement and pricing supplement relating to the Notes, on the other hand, in each case including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Agents by the Trust for use in connection with the offering of the Notes, whether or not such revised prospectus is required to be filed by the Trust pursuant to Rule 424(b) of the 1933 Act Regulations, then, unless otherwise specified herein, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use. All references in this Agreement to financial statements and schedules and other information which are "contained", "included", "described", "disclosed" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     It is understood that the Trust may from time to time authorize the issuance of and may register additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     The Trust and the Agents (other than Salomon Brothers Inc) agree that the Distribution Agreement dated May 24, 1996 is hereby terminated, subject to the provisions of Section 12(c) thereof.

SECTION 1.     Appointment as Agent.

     (a) Appointment. Subject to (i) the terms and conditions stated herein and (ii) the reservation by the Trust of the right to sell Notes to any broker or dealer (as principal) other than an Agent or directly on its own behalf, upon such terms and conditions as the Trust may determine from time to time, the Trust hereby agrees that Notes will be sold to or through the Agents and will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes. Notwithstanding anything to the contrary contained herein, the Trust may solicit or accept offers to purchase Notes through any broker or dealer (as agent) other than an Agent, provided that (i) such broker or dealer is engaged on the same terms and conditions (including the same commission schedule) as those contained in this Agreement and (ii) the Trust shall notify the Agents promptly following the acceptance of such offer.

     (b) Sale of Notes. The Trust shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Trust from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

     (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Trust as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.


     (d) Solicitations as Agent. If agreed upon by an Agent and the Trust, such Agent, acting solely as an agent for the Trust and not as principal, will solicit purchases of the Notes. Such Agent will communicate to the Trust, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Trust may accept or reject any proposed purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Trust in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Trust. Such Agent shall not have any liability to the Trust in the event that any such purchase is not consummated for any reason. If the Trust shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Trust shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Trust and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

     (e) Reliance. The Trust and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Trust contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.     Representations and Warranties.

     (a) The Trust represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Trust of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to the Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date"), as follows:

            (i) Due Establishment and Qualification. The Trust has been duly established and is validly existing as a voluntary association (commonly referred to as a business trust) in good standing under the laws of the Commonwealth of Massachusetts; the Amended and Restated Declaration of Trust (the "Declaration of Trust"), confers upon the trustees named therein, and their successors in trust, power and authority to hold mortgages, to own and lease real property and to conduct its business as described in the Prospectus; and the Trust is duly qualified and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise ("Material Adverse Effect").

           (ii) Subsidiaries. Each subsidiary of the Trust which is a significant subsidiary (each, a "Significant Subsidiary"), as defined in Rule 405 of Regulation C of the 1933 Act Regulations, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to hold mortgages, to own and lease and operate property and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify and be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Trust, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Trust or any of its subsidiaries which are referred to in the Prospectus.

          (iii) Registration Statement and Prospectus. The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder; the Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Trust with the SEC and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospec-tus, as of the date hereof does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in con-formity with information furnished to the Trust in writing by the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement consisting of the Trustee's Statement of Eligibility on Form T-1 under the 1939 Act (the "Statement of Eligibility").

           (iv) Incorporated Documents. The documents incorporated or deemed incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or Annual Report on Form 10-K is filed by the Trust with the SEC and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

            (v) Accountants. The accountants who certified the financial statements and any supporting schedules thereto included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

           (vi) Financial Statements. The financial statements of the Trust and its subsidiaries included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as any financial statements, schedules and notes of any other entity or property included therein, present fairly in all material respects the financial position of the Trust and its subsidiaries, or such other entity or property, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Trust and its subsidiaries, or such other entity or property, as the case may be, for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in all material respects in accordance with generally accepted accounting principles the information required to be stated therein; the selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and any pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the SEC's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (vii) Authorization and Validity of this Agreement, the Indenture and the Notes. This Agreement has been duly authorized, executed and delivered by the Trust; the Indenture has been duly authorized, executed and delivered by the Trust and constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by
     (1) requirements that a claim with respect to any Notes payable other than in U.S. dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Trust enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Notes payable other than in U.S. dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture.

         (viii) Material Changes, Material Transactions or Distributions. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein, (1) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or busi-ness prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (2) there have been no transactions or acquisitions entered into by the Trust or any of its subsidiaries other than those arising in the ordinary course of business which are material with respect to the Trust and its subsidiaries considered as one enterprise, and (3) except for regular quarterly dividends on the Trust's shares of beneficial interest without par value (the "Common Shares"), Common Shares issued pursuant to the Trust's Distribution Reinvestment and Share Purchase Plan, or dividends declared, paid or made in accordance with the terms of any series of the Trust's preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), there has been no dividend or distribution of any kind declared, paid or made by the Trust on any class of its Common Shares or Preferred Shares.

           (ix) No Defaults. The Trust is not in violation of its Declaration of Trust, and no subsidiary of the Trust is in violation of its charter or by-laws, and neither the Trust nor any subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease (other than as disclosed in the Prospectus) or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject where the violation or default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and the compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action of the Trust and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Trust or any of its sub-sidiaries is subject, nor will such action result in any violation of the provisions of the Declaration of Trust of the Trust or any law, adminis-trative regulation or administrative or court order or decree.

            (x) Regulatory Approvals. No authorization, approval or consent of any court or governmental agency or body is required for the consummation by the Trust of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or such as may be required under state securities laws ("Blue Sky").

           (xi) Legal Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust (for purposes of this Agreement, such knowledge shall mean the actual knowledge of a Trust executive officer or trustee), threatened against or affecting, the Trust or any of its subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets of the Trust and its subsidiaries considered as one enterprise, or which might adversely affect the consummation of this Agreement or the Indenture or any transaction contemplated hereby or thereby; and all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of their respective property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

          (xii)     Contracts.   There are no contracts or documents of the
     Trust or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

          (xiii)    Possession of Licenses and Permits.   The Trust and its
     subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Trust nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (xiv)     Title to Property.   Each of the Trust and its subsidiaries
     has good and indefeasible title in fee simple to all real property and interests in real property owned by it in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially adversely affect the value of such property or interests and do not materially interfere with the use made and proposed to be made of such property or interests by the Trust or such subsidiary, as the case may be; and, except as otherwise described in the Prospectus, any real property and buildings held under lease by the Trust or any of its subsidiaries or leased by the Trust or any of its subsidiaries to a third party are held or leased by the Trust or its subsidiary, as the case may be, under valid, binding and enforceable leases conforming to the description thereof set forth in the Prospectus (to the extent described therein), enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xv) Environmental Laws.   Neither the Trust nor any of its
     subsidiaries has knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by the Trust or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would in either case have a Material Adverse Effect; and in connection with the construction on or operation and use of the properties owned by the Trust or any of its subsidiaries, the Trust represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

          (xvi) Trademarks; Service Marks. Neither the Trust nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by them.

            (xvii)  Internal Revenue Code.   The Trust is qualified as a "real
     estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and will be so qualified for the taxable year in which sales of the Notes are to occur.

        (xviii)     Investment Company Act.  The Trust is not required to be
     registered under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xix) Commodity Exchange Act. The Notes, when issued, authenti-cated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

     (b) Additional Certifications. Any certificate signed by any trustee or executive officer of the Trust and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Trust to such Agent or Agents as to the matters covered thereby on the date of such certificate.

SECTION 3.     Purchases as Principal; Solicitations as Agent.

     (a) Purchases as Principal. Unless otherwise agreed by an Agent and the Trust, Notes shall be purchased by one or more Agents as principal in accordance with terms agreed upon by such Agent or Agents and the Trust (which terms shall be agreed upon orally (with written confirmation prepared promptly by such Agent or Agents and mailed promptly to the Trust) and, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto).
An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Trust herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Trust as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received in connection with such purchases from the Trust to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinions of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof. In addition, such Agent or Agents shall promptly notify the Trust when the related Notes are no longer held as principal pursuant hereto.

     (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Trust and an Agent, such Agent, as an agent of the Trust, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Trust and such Agent.

     The Trust reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Trust, such Agent will suspend solicitation of purchases from the Trust until such time as the Trust has advised such Agent that such solicitation may be resumed.

     The Trust agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Trust as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

     (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Trust and the applicable Agent or Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared in connection with each sale of Notes. Except as may be otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures (the "Procedures") with respect to the sale of Notes shall be agreed upon from time to time by the Trust, the Agents and the Trustee. The current Procedures are attached hereto as Exhibit B. The Agents and the Trust agree to perform, and the Trust agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.     Covenants of the Trust.

     The Trust covenants with the Agents as follows:

     (a) Notice of Certain Events. The Trust will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the SEC for filing of any amendment or supplement to the Prospectus (it being understood that only the applicable Agent(s) will receive notice and a copy of the related pricing supplement) or any document to be filed pursuant to the 1934 Act (other than any amendment, supplement or document relating solely to securities other than the Notes), (iii) the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating to the Notes, (v) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and
(vi) any change in the rating assigned by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group to any debt securities of the Trust or the public announcement by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Trust. The Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Notice of Certain Proposed Filings. The Trust will give the Agents advance notice of its intention to file any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for the terms of the Notes or relating solely to the issuance and/or offering of securities other than the Notes), whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise. In the event of such additional registration statement, amendment or supplement, the Trust will furnish to the Agents copies thereof a reasonable time in advance of the related proposed filing or use thereof, as the case may be, and will not file any such additional registration statement, amendment or supplement in a form to which the Agents or counsel for the Agents shall reasonably object; provided, however, that, in lieu of the foregoing, in the event that the conditions of subsection (k) of this Section have been satisfied and the Trust has notified the Agents in writing that offerings of Notes are suspended, then the Trust shall be required to deliver copies of all such additional registration statements, amendments and supplements at least five business days prior to the date that offerings of Notes may be resumed.

     (c) Copies of the Registration Statement and the Prospectus. The Trust will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents reasonably request. The Trust will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

     (d) Preparation of Pricing Supplements. The Trust will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement in accordance with Rule 424(b)(3) under the 1933 Act within the appropriate time period specified therein.

     (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (k) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Trust, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Trust shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Trust will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registra-tion Statement and Prospectus comply with such requirements.

     (f) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (k) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Trust with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Trust shall furnish such information in writing to the Agents and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be required by the 1933 Act or the 1933 Act Regulations.

     (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (k) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Trust for the preceding fiscal year, the Trust shall furnish such information in writing to the Agents and shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be required by the 1933 Act or the 1933 Act Regulations.

     (h) Earnings Statements. The Trust will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

     (i) Blue Sky Qualifications. The Trust will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign entity in any jurisdiction in which it is not so qualified. The Trust will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Trust will promptly advise the Agents of the receipt by the Trust of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

     (j) 1934 Act Filings. The Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the SEC pursuant to Sections 13, 14 or 15(d) of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (k) Suspension of Certain Obligations. The Trust shall not be required to comply with the provisions of subsections (b), (e), (f) or (g) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Trust and (ii) no Agent shall then hold any Notes purchased as principal pursuant hereto, until the time the Trust shall determine that solicitation of purchases of the Notes should be resumed or an Agent shall subsequently purchase Notes from the Trust as principal.

     (l)  Code Requirements.   The Trust will use its best efforts to continue
to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Notes are to occur.

SECTION 5.     Conditions of Obligations.

     The obligations of the Agents to purchase Notes from the Trust as principal and to solicit offers to purchase Notes as agent of the Trust, and the obligations of any purchasers of Notes sold through an Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Trust herein and to the accuracy of the statements of the Trust's trustees or executive officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Trust of all its covenants and agreements herein contained and to the following additional conditions prec-edent:

     (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

          (1) Opinion of Trust Counsel. The favorable opinion of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Trust (or, with respect to matters involving the laws of the Commonwealth of Massachusetts, Goodwin, Procter & Hoar LLP), to the effect that:

            (i) The Trust has been duly established and is validly existing and in good standing as an unincorporated association commonly referred to as a business trust pursuant to its Declaration of Trust under the laws of the Commonwealth of Massachusetts.

           (ii) The Trust has power and authority to own, lease and operate its current properties and to conduct its business as described in the Prospectus and possesses all licenses, permits, authorizations, consents and orders required for the conduct of its business as described in the Prospectus, the absence of which would materially adversely affect the business of the Trust and its subsidiaries considered as one enterprise.

          (iii) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to hold mortgages, own, lease and operate its properties and conduct its business as described in the Prospectus; and all of the issued and outstanding capital stock of each Significant Subsid-iary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge and information, is owned by the Trust, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity except for security interests granted in respect of the Trust or any of its subsidiaries which are referred to in the Prospectus.

           (iv) This Agreement has been duly authorized, executed and delivered by the Trust.

            (v) The Indenture has been duly authorized, executed and delivered by the Trust and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding agreement of the Trust, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (1) require-ments that a claim with respect to any Notes payable other than in U.S. dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States.

           (vi) The Notes, in the form(s) certified by the Trust as of the date hereof, have been duly authorized for issuance, offer and sale pursuant to this Agreement by all necessary trust action and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Trust, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (1) requirements that a claim with respect to any Notes payable other than in U.S. dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (2) governmental authority to limit, delay or prohibit the making of payments outside the United States; and each holder of Notes will be entitled to the benefits of the Indenture.

          (vii) The Notes and the Indenture conform in all material respects to the statements relating thereto in the Prospectus; and the statements in the Prospectus under the captions "Description of the Notes", "Special Provisions Relating to Foreign Currency Notes" and "Description of Debt Securities", insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions.

         (viii)     The Indenture has been duly qualified under the 1939 Act.

           (ix) The Registration Statement has been declared effective by the SEC under the 1933 Act and, to the best of such counsel's knowl-edge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

            (x) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus or with respect to the Statement of Eligibility of the Trustee.

           (xi) Each document filed pursuant to the 1934 Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

          (xii) The Notes, in the form(s) certified by the Trust as of the date hereof, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted from the provisions of the Commodity Exchange Act; provided that such counsel need not express any opinion as to compliance with
          Part 34 of the Commodity Exchange Act ("Regulation of Hybrid Instruments"), or any exclusion thereunder, of Notes bearing interest determined by reference to one or more interest rate or other indices not described in the Prospectus.

          (xiii)    The Trust is not required to be registered under the 1940
          Act.

          (xiv) To the best of such counsel's knowledge and information, the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which they may be bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the Declaration of Trust or any law, administrative regulation or court decree; and no authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Trust of the transactions contemplated by this Agreement and the Indenture except such as may be required under state securities laws or real estate syndication laws.

           (xv) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of the property of the Trust or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or to the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise and would not adversely affect the consummation of this Agreement or the Indenture or any transaction contemplated hereby or thereby.

            (xvi) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and, to the best of such counsel's knowledge and information, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a Material Adverse Effect.

          (2) Opinion of General Counsel for the Trust. The favorable opinion of the General Counsel of the Trust, or other counsel satisfactory to the Agents, to the effect that:

            (i) The Trust is duly qualified or registered as a foreign entity to transact business and is in good standing in each juris-diction in which such qualification or registration and good standing is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register and be in good standing would not have a Material Adverse Effect.

           (ii) Each Significant Subsidiary is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or registration and good standing is required, except where the failure to so qualify and be in good standing would not have a Material Adverse Effect.

          (3) Opinion of Tax Counsel for the Trust. The favorable opinion of Altheimer & Gray, tax counsel for the Trust, to the effect that:

              (i) The information in the Prospectus under "Certain United States Federal Income Tax Considerations" and "Certain Federal Income Tax Considerations to the Trust of its REIT Election", to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and is correct.

             (ii) The Trust has all legal rights, powers and authority necessary to qualify and has qualified as a "real estate investment trust" under Sections 856 through 860 of the Code.

          (4) Opinion of Counsel to the Agents. The favorable opinion of Brown & Wood LLP, counsel to the Agents, covering the matters referred to in subsection (a)(1) under the subheadings (i), (vi) to (xii), inclusive, above. Brown & Wood LLP may rely upon, or assume the accuracy of, the opinion of Goodwin, Procter & Hoar LLP as to matters involving the laws of the Commonwealth of Massachusetts.

          (5) Disclosure Documents. In giving their opinions required by subsection (a)(1) and (a)(4), respectively, of this Section 5, Robinson Silverman Pearce Aronsohn & Berman LLP and Brown & Wood LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement, at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Trust with the SEC subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes from the Trust by one or more Agents as principal pursuant to Section 7(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be) (included or) includes an untrue statement of a material fact or (omitted or) omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that counsel need not comment on the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

          In giving their opinions, the foregoing counsel may rely upon, or assume the accuracy of, (1) as to all matters of fact, the certificates and written statements of officers and employees of and accountants for the Trust and (2) as to the qualification and good standing of the Trust or any of its subsidiaries to do business in any state or jurisdiction, the certificates of appropriate government officials or opinions of counsel in such jurisdictions.

     (b) Officers' Certificate. On the date hereof, the Agents shall have received a certificate of the Chief Executive Officer, President or any Vice President and the principal financial officer or principal accounting officer of the Trust, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Prospectus or, if such certificate is required pursuant to Section 7(b) hereof, since the date of the agreement, if any, by one or more Agents to purchase Notes from the Trust as principal, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the repre-sentations and warranties of the Trust contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate and (iii) the Trust has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate. As used in this Section 5(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the Notes.

     (c) Comfort Letter of Coopers & Lybrand L.L.P. On the date hereof, the Agents shall have received a letter from Coopers & Lybrand L.L.P., dated as of the date hereof, in form and substance satisfactory to the Agents, to the effect that:

       (i) They are independent public accountants with respect to the Trust and its subsidiaries within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

      (ii) It is their opinion that the consolidated financial statements and supporting schedules of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

     (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Trust and its indicated subsidiaries, a reading of the minute books of the Trust and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Trust and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Trust and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures, nothing came to their attention that caused them to believe that: (A) any material modifications should be made to the unaudited consolidated financial statements of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus for them to be in conformity with generally accepted accounting principles in the United States, (B) the unaudited consolidated financial statements of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or (C) at a specified date not more than three days prior to the date of such letter, there was any change in the consolidated capital stock, any increase in consolidated long-term debt or any decrease in the consolidated net current assets or consolidated net assets of the Trust and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than three days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or in the total or per-share amounts of income before extraordinary items or of net income of the Trust and its subsidiaries, except in all instances for changes, increases or decreases that the Registration Statement and Prospectus disclose have occurred or may occur or except for such exceptions enumerated in such letter as shall have been agreed to by the Agents and the Trust.

      (iv) In addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and its subsidiaries identified in such letter.

     (d)  Comfort Letter of Applicable Accountants.   On the date hereof, the
Agents shall have received, with respect to the financial statements and any supporting schedules for properties or entities acquired by the Trust which are included or incorporated by reference in the Registration Statement and the Prospectus, a letter from the applicable accountants covering such financial statements and supporting schedules, dated as of the date hereof, in form and substance satisfactory to the Agents, to the effect that (i) they are independent public accountants within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations with respect to the Trust and its subsidiaries and the applicable properties or entities acquired by the Trust, (ii) it is their opinion that the financial statements and supporting schedules of the properties or entities acquired by the Trust which are included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and (iii) with respect to any pro forma financial statements and any supporting schedules for properties or entities acquired by the Trust which are included or incorporated by reference in the Registration Statement and the Prospectus, they have read such pro forma financial statements, have performed an audit or review in accordance with SAS 71 of such financial statements, have made appropriate inquiries about the basis for the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such pro forma adjustments, and on the basis of such review, inquiries and procedures, nothing came to their attention that caused them to believe that such pro forma financial statements do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such pro forma financial statements.

     (e) Other Documents. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Trust at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 4(h) hereof, the provisions concerning payment of expenses under
Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof, the termination provisions set forth in Section 12 hereof, the provisions relating to governing law and forum set forth in Section 14 and the provisions relating to parties set forth in Section 15 hereof shall remain in effect.

SECTION 6.     Delivery of and Payment for Notes Sold through an Agent as
               Agent.

     Delivery of Notes sold through an Agent as agent shall be made by the Trust to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser solicited by an Agent as agent shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Trust and deliver such Note to the Trust and, if such Agent has theretofore paid the Trust for such Note, the Trust will promptly return such funds (without interest) to such Agent.

SECTION 7.          Additional Covenants of the Trust.

     The Trust covenants and agrees with the Agents that:

     (a) Reaffirmation of Representations and Warranties. Each acceptance by the Trust of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Trust contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the terms of the Notes or relating solely to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating solely to the issuance and/or offering of securities other than the Notes), (iii) (if required in connection with the purchase of Notes from the Trust by one or more Agents as principal) the Trust sells Notes to such Agent or Agents as principal or (iv) the Trust sells Notes in a form not previously certified to the Agents by the Trust, the Trust shall furnish or cause to be furnished to the Agent(s) forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) hereof, modi-fied as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

     (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the terms of the Notes, providing solely for the inclusion of additional financial information, or relating solely to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating solely to the issuance and/or offering of securities other than the Notes), (iii) (if required in connection with the purchase of Notes from the Trust by one or more Agents as principal) the Trust sells Notes to such Agent or Agents as principal or (iv) the Trust sells Notes in a form not previously certified to the Agents by the Trust, the Trust shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinions of Robinson Silverman Pearce Aronsohn & Berman LLP, Goodwin, Procter & Hoar LLP, the General Counsel of the Trust, and Altheimer & Gray, or other counsel satisfactory to the Agent(s), dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(a)(1), 5(a)(2) and 5(a)(3), as the case may be, hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that, with respect to (i) and (ii) above, in the event that the conditions of
Section 4(k)(i) hereof have been satisfied and the Trust has notified the Agents in writing that offerings of Notes are suspended, then the Trust shall be required to furnish or cause to be furnished such opinions or such letter, as the case may be, only prior to the date that offerings of Notes may be resumed.

     (d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the terms of the Notes or the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information, or (iii) (if required in connection with the purchase of Notes from the Trust by one or more Agents as principal) the Trust sells Notes to such Agent or Agents as principal, the Trust shall cause Coopers & Lybrand L.L.P. forthwith to furnish to the Agent(s) a letter, dated the date of such filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent(s), of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Trust; provided, however, that with respect to (i) and (ii) above, in the event that the conditions of Section 4(k)(i) hereof have been satisfied and the Trust has notified the Agents in writing that offerings of Notes are suspended, then the Trust shall be required to furnish or cause to be furnished such letter only prior to the date that offerings of Notes may be resumed. In addition, each time that the Registration Statement or the Prospectus shall be amended or supplemented to include financial statements and any supporting schedules thereto of properties or entities acquired by the Trust, the Trust shall cause the applicable accountants covering such financial statements and supporting schedules to furnish to the Agents a letter, dated the date of such amendment or supplement with the SEC, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 5(d) hereof; provided, however, that in the event that the conditions of Section 4(k)(i) hereof have been satisfied and the Trust has notified the Agents in writing that offerings of Notes are suspended, then the Trust shall be required to furnish or cause to be furnished such letter only prior to the date that offerings of Notes may be resumed.

SECTION 8.     Indemnification.

     (a) Indemnification of the Agents. The Trust agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission, or alleged omission therefrom, of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom, of a material fact necessary to make the statements therein, in the light of the circum-stances under which they were made, not misleading;

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (i) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust; and

          (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Agent), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
     (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by the Agents expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or made in reliance upon the Trustee's Statement of Eligibility incorporated by reference into the Registration Statement and the Prospectus.

     (b) Indemnification of the Trust. Each Agent severally agrees to indem-nify and hold harmless the Trust, its trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by such Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) General. Each indemnified party shall give notice as promptly as is reasonably practical to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 9.     Contribution.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust and the Agents, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the commission or underwriting discount received by such Agent bears to the total sales price from the sale of the Notes sold to or through such Agent that were the subject of the claim for indemnification, and the Trust is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Agent, and each trustee of the Trust, each officer of the Trust who signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Trust.

SECTION 10.    Payment of Expenses.

     The Trust will pay all expenses incident to the performance of its obligations under this Agreement, including:

     (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

     (b)  The preparation, filing and reproduction of this Agreement;

     (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form;

     (d) The fees and disbursements of the Trust's accountants and counsel, of the Trustee and its counsel, and of any calculation agent or exchange rate agent;

     (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

     (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Survey;

     (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

     (h) The preparation, reproduction and delivery to the Agents of copies of the Indenture and all amendments, supplements and modifications thereto;

     (i) Any fees charged by nationally recognized statistical rating organizations for the rating of the Notes;

     (j) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

     (k) The fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.; and

     (l) The cost of providing any CUSIP or other identification numbers for the Notes.

SECTION 11.    Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Trust submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Trust, and shall survive each delivery of and payment for any of the Notes.

SECTION 12.    Termination.

     (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Trust as principal) may be terminated for any reason, at any time by either the Trust or an Agent, as to itself, upon the giving of 7 days' written notice of such termination to the other party hereto.

     (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent or Agents may terminate any agreement by such Agent or Agents to purchase Notes from the Trust as principal, immediately upon notice to the Trust, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the reasonable judgment of such Agent or Agents, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Trust has been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or if minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or Massachusetts authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) the rating assigned by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group to any debt securities of the Trust as of the date of such agreement shall have been lowered since such date or if any such rating organization shall have publicly announced since such date that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Trust, or (v) there shall have come to the attention of such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

     (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned as a result of a sale of a Note by the Trust, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Trust but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(h) hereof, the provisions of
Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.    Notices.

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Trust:

          New Plan Realty Trust
          1120 Avenue of the Americas, 12th Floor
          New York, New York  10036
          Attention:  President
          With a copy to:  General Counsel

     If to the Agents:

          Lehman Brothers Inc.
          3 World Financial Center, 12th Floor
          New York, New York  10285
          Attention:  Medium-Term Note Department
          Telephone No.:  (212) 526-2040
          Telecopy No.:  (212) 528-1718

          Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated
          World Financial Center
          North Tower, 10th Floor
          New York, New York 10281-1310
          Attention:  MTN Product Management
          Telephone No.:  (212) 449-7476
          Telecopy No.:  (212) 449-2234

          Morgan Stanley & Co. Incorporated
          1585 Broadway, 2nd Floor
          New York, New York  10036
          Attention:  Manager - Continuously Offered Products
          Telephone No.: (212) 761-4000
          Telecopy No.:  (212) 761-0783
          with a copy to

          Morgan Stanley & Co. Incorporated
          1585 Broadway, 34th Floor
          New York, New York  10036
          Attention: Peter Cooper - Investment Banking Information
           Center
          Telephone No.: (212) 761-8385
          Telecopy No.: (212) 761-0260

          Salomon Brothers Inc
          Seven World Trade Center
          New York, New York  10048
          Attention:  MTN Department
          Telephone No.: (212) 783-5897
          Telecopy No.: (21) 783-2274

          Smith Barney Inc.
          390 Greenwich Street, 4th Floor
          New York, New York 10013
          Attention:  James Hennessy
          Telephone:  (212) 723-7597
          Telecopy No.:  (212) 723-8812


or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.    Governing Law; Forum.

     This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by either party in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 15.    Parties.

     This Agreement shall inure to the benefit of and be binding upon the Agents and the Trust and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and trustees referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respec-tive successors and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 16.    No Liability of Shareholders, Trustees or Officers.

     This Agreement and all documents, agreements, understandings and arrangements relating to any transaction contemplated hereby or thereby have been executed or entered into by an officer of the Trust in his/her capacity as an officer of the Trust which has been formed as a Massachusetts business trust pursuant to the Declaration of Trust, and not individually, and neither the trustees, officers or shareholders of the Trust shall be bound or have any personal liability hereunder or thereunder. Each party hereto shall look solely to the assets of the Trust for satisfaction of any liability of the Trust in respect of this Agreement and all documents, agreements, understandings and arrangements relating to any transaction contemplated hereby or thereby and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Trust or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

SECTION 17.    Counterparts.

     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Trust in accordance with its terms.

                              Very truly yours,

                              NEW PLAN REALTY TRUST


                              By: /s/ Dean Bernstein
                                  ---------------------------------------
                                   Name:  Dean Bernstein
                                   Title: Vice President - Administration
                                           and Finance

Confirmed and Accepted, as of the date
     first above written:


LEHMAN BROTHERS INC.


By:/s/ Jerald Wigdortz
   ----------------------------------
   Name:  Jerald Wigdortz
   Title: Managing Director



MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By:/s/ Scott G. Primose
   ________________________________
   Name:  Scott A. Primose
   Title: Authorized Signatory


MORGAN STANLEY & CO.
INCORPORATED


By:/s/ Jennifer A. Harris
   ________________________________
   Name:  Jennifer A. Harris
   Title: Authorized Signatory

SALOMON BROTHERS INC


By:/s/ Martha Bailey
   ________________________________
   Name:  Martha Bailey
   Title: Authorized Signatory

SMITH BARNEY INC.


By:/s/ Robert R. Holloman
   ________________________________
   Name:  Robert R. Holloman
   Title: Managing Director

                                                                    EXHIBIT A

     The following terms, if applicable, shall be agreed to by one or more Agents and the Trust in connection with each sale of Notes:

     Principal Amount: $____________
          (or principal amount of foreign currency or composite currency)

     Interest Rate or Formula:
          If Fixed Rate Note,
               Interest Rate:
               Default Rate:
               Interest Payment Dates:
          If Floating Rate Note,
               Interest Rate Basis(es):

                         If LIBOR,
                          ___
                         /__/ LIBOR Reuters
                            Page:
                          ___
                         /__/ LIBOR Telerate
                            Page:
                         Designated LIBOR Currency:
                         If CMT Rate,
                         Designated CMT Telerate Page:
                         Designated CMT Maturity Index:
               Index Maturity:
               Spread and/or Spread Multiplier, if any:
               Initial Interest Rate, if any:
               Initial Interest Reset Date:
               Interest Reset Dates:
               Interest Payment Dates:
               Default Rate:
               Maximum Interest Rate, if any:
               Minimum Interest Rate, if any:
               Fixed Rate Commencement Date, if any:
               Fixed Interest Rate, if any:
               Calculation Agent:

     If Redeemable:
          Initial Redemption Date:
          Initial Redemption Percentage:
          Annual Redemption Percentage Reduction, if any:
     If Repayable:
          Optional Repayment Date(s):
     Original Issue Date:
     Stated Maturity Date:
     Specified Currency:
     Exchange Rate Agent:
     Authorized Denomination:
     Purchase Price: ___%, plus accrued interest, if any, from ___________ Closing Date and Time:
     Additional/Other Terms:

Also, in connection with the purchase of Notes from the Trust by one or more Agents as principal, agreement as to whether the following will be required:

     Officers' Certificate pursuant to Section 7(b) of the Distribution
Agreement.
     Legal Opinions pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

                                 SCHEDULE A

     As compensation for the services of the Agents hereunder, the Trust shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                 PERCENT OF
MATURITY RANGES                                              PRINCIPAL AMOUNT

From 9 months to less than 1 year. . . . . . . . . . . . . . . . . . .125%

From 1 year to less than 18 months . . . . . . . . . . . . . . . . . .150

From 18 months to less than 2 years. . . . . . . . . . . . . . . . . .200

From 2 years to less than 3 years. . . . . . . . . . . . . . . . . . .250

From 3 years to less than 4 years. . . . . . . . . . . . . . . . . . .350

From 4 years to less than 5 years. . . . . . . . . . . . . . . . . . .450

From 5 years to less than 6 years. . . . . . . . . . . . . . . . . . .500

From 6 years to less than 7 years. . . . . . . . . . . . . . . . . . .550

From 7 years to less than 10 years . . . . . . . . . . . . . . . . . .600

From 10 years to less than 15 years. . . . . . . . . . . . . . . . . .625

From 15 years to less than 20 years. . . . . . . . . . . . . . . . . .700

From 20 years to 30 years. . . . . . . . . . . . . . . . . . . . . . .750

Greater than 30 years. . . . . . . . . . . . . . . . . . . . . . . . .  *












______________________
* As agreed to by the Company and the applicable Agent at the time of sale.

                                                                    EXHIBIT B

                            New Plan Realty Trust

                          ADMINISTRATIVE PROCEDURES

             for Fixed Rate and Floating Rate Medium-Term Notes
                 Due Nine Months or More from Date of Issue
                   (Dated as of December 6, 1996)


     Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes") are to be offered on a continuous basis by New Plan Realty Trust, a Massachusetts business trust (the "Trust"), to or through Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc. (each, an "Agent" and, collectively, the "Agents") pursuant to a Distribution Agreement, dated December 6, 1996 (the "Distribution Agreement"), by and among the Trust and the Agents. The Distribution Agreement provides both for the sale of Notes by the Trust to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Trust directly to investors (as may from time to time be agreed to by the Trust and the related Agent or Agents), in which case each such Agent will act as an agent of the Trust in soliciting purchases of Notes.

      Unless otherwise agreed by the related Agent or Agents and the Trust, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Trust (which terms shall be agreed upon orally, with written confirmation prepared promptly by the related Agent or Agents and mailed promptly to the Trust). If agreed upon by any Agent or Agents and the Trust, the Agent or Agents, acting solely as agent or agents for the Trust and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

      The Notes will be issued as a part of a series of debt securities under an Indenture, dated as of March 29, 1995, as amended, supplemented or modified from time to time (the "Indenture"), between the Trust and State Street Bank and Trust Company (as successor to The First National Bank of Boston), as trustee (together with any successor in such capacity, the "Trustee"). The Trust has filed two Registration Statements with the Securities and Exchange Commission (the "Commission") registering, among other securities, debt securities (which include the Notes) (collectively, the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes). The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

     The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

     General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.


                       PART I:  PROCEDURES OF GENERAL
                                APPLICABILITY


Date of Issuance/
  Authentication:        Each Note will be dated as of the date of its
                         authentication by the Trustee. Each Note shall also bear an original issue date (each, an "Original
                         Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original
                         Note regardless of their dates of authentication.

Maturities:              Each Note will mature on a date nine months or more
                         from its Original Issue Date (the "Stated Maturity
                         Date") selected by the investor or other purchaser and agreed to by the Trust.

Registration:            Unless otherwise provided in the applicable Pricing
                         Supplement, Notes will be issued only in fully registered form.

Denominations:           Unless otherwise provided in the applicable Pricing
                         Supplement, the Notes will be issued in
                         denominations of $1,000 and integral multiples thereof.

Interest Rate Bases
  applicable to
  Floating Rate
  Notes: Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes will bear interest at a rate or rates determined by reference to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate, or such other interest rate basis or formula as may be set forth in applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

Redemption/Repayment:    The Notes will be subject to redemption by the Trust
                         in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement. If no Initial
                         Redemption Date is specified on the face of a Note, such Note will not be redeemable prior to its Stated
                         Maturity Date.

                         The Notes will be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement. If no Optional Repayment Date is specified on the face of a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

Calculation of
  Interest:              In case of Fixed Rate Notes, interest (including
                         payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                         The interest rate on each Floating Rate Note will be calculated by reference to the specified Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                         Unless otherwise provided in the applicable Pricing Supplement, interest on each Floating Rate Note will be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise provided in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR or Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year if the CMT Rate or Treasury Rate is an applicable Interest Rate Basis. As provided in the applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied as specified in the applicable Pricing Supplement.

Interest:                General.  Each Note will bear interest in accordance
                         with its terms. Unless otherwise provided in the applicable Pricing Supplement, interest on each Note will accrue from and including the Original Issue
                         Date of such Note for the first interest period or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for all subsequent interest periods to but excluding the applicable Interest Payment Date or the Stated Maturity Date or date of earlier redemption or repayment, as the case may be (the
                         Stated Maturity Date or date of earlier redemption or repayment is referred to herein as the "Maturity
                         Date" with respect to the principal repayable on such date).

                         If an Interest Payment Date or the Maturity Date with respect to any Fixed Rate Note falls on a day that is not a Business Day (as defined in the Prospectus), the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day. If an Interest Payment Date other than the Maturity Date with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Note for which LIBOR is an applicable Interest Rate Basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after the Maturity Date to the next succeeding Business Day.

                         Regular Record Dates. Unless otherwise provided in the applicable Pricing Supplement, the "Regular Record Date" for a Note shall be the date 15 calendar days (whether or not a Business Day) preceding the applicable Interest Payment Date.

                         Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date immediately following the next succeeding Regular Record Date.

                         Unless otherwise provided in the applicable Pricing Supplement, interest payments on the Notes will be made in arrears as specified in the applicable Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:             If agreed upon by any Agent and the Trust, then such
                         Agent acting solely as agent for the Trust and not as principal will solicit purchases of the Notes.
                         Each Agent will communicate to the Trust, orally or in writing, each reasonable offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent. Each
                         Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be a breach of such Agent's agreement contained in the Distribution Agreement. The Trust has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not constitute a breach of the Trust's agreement contained in the Distribution
                         Agreement. Each Agent has agreed to make reasonable efforts to assist the Trust in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Trust.

Preparation of
  Pricing Supplement:    If any offer to purchase a Note is accepted by the
                         Trust, the Trust will promptly prepare a Pricing
                         Supplement reflecting the terms of such Note.
                         Information to be included in the Pricing Supplement shall include:

                          1.  the name of the Trust;

                          2.  the title of the Notes;

                          3. the date of the Pricing Supplement and the date of the Prospectus to which the Pricing Supplement relates;

                          4. the name of the Offering Agent (as defined below);

                          5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Trust;

                          6. with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at (i) a fixed public offering price of a specified percentage of their principal amount or (ii) at varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent;

                          7. with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Trust, whether such Notes will be sold at (i) 100% of their principal amount or (ii) a specified percentage of their principal amount;

                          8.  the Offering Agent's discount or commission;

                          9.  Net proceeds to the Trust;

                         10. the Principal Amount, Specified Currency, Original Issue Date, Stated Maturity Date, Interest Payment Date(s), Authorized Denomination, Initial Redemption Date, if any, Initial Redemption Percentage, if any, Annual Redemption Percentage Reduction, if any, Optional Repayment Date(s), if any, Exchange Rate Agent, if any, Default Rate, if any, and, in the case of Fixed Rate Notes, the Interest Rate, and, in the case of Floating Rate Notes, the Interest Category, the Interest Rate Basis or Bases, the Day Count Convention, Index Maturity (if applicable), Initial Interest Rate, if any, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Dates, Spread and/or Spread Multiplier, if any, and Calculation Agent, and whether such Note is a Discount Note (and, if so, the Issue Price); and

                         11. any other additional provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in the Prospectus.

                         The Trust shall use its reasonable best efforts to send such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m., New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (in such capacity, the "Offering Agent") and the Trustee at the following applicable address: if to Lehman Brothers Inc., c/o ADP, Prospectus Services, 536 Broad Hollow Road, Melville, New York 11747, Attention: Mike Ward, (516) 254-7106, telecopier: (516) 249-7942 and by hand to Lehman Brothers Inc., 3 World Financial Center, 9th floor, New York, New York 10285,
                         Attention: Brunnie Vazquez, (212) 526-8400; and if to the Trustee, to: State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, Attention: Corporate Trust Department, (617) 664-5602, telecopier: (617) 664-
                         5371; if to Merrill Lynch & Co., to: Tritech Services, 40 Colonial Drive, Piscataway, New Jersey 08854, Attention: Nachman Kimerling/Final Prospectus Unit, (908) 885-2768, telecopier: (908) 885-
                         2774/5/6, for record keeping purposes, one copy of such Pricing Supplement shall also be mailed or telecopied to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 10th Floor, New York, New York, 10281-1310, Attention: MTN Product Management, (212) 449-7476, telecopier: (212) 449-2234; if to Morgan
                         Stanley & Co., Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd floor, New York, New York 10036,
                         Attention: Medium-Term Note Trading Desk, Carlos Cabrera, Telephone No.: (212) 761-2000, Telecopy
                         No.: (212) 761-8846; if to Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048,
                         Attention: MTN Department, Telephone No.: (212) 783-5897, Telecopy No.: (212) 783-2274; and if to Smith Barney Inc., 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: James Hennessy, Telephone: (212) 723-7597, Telecopy No.:
                         (212) 723-8812, with a copy to Brown & Wood, One World Trade Center, New York, New York 10048,
                         Attention: Edward F. Petrosky, Esq.

                         In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 ("Rule 434") of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. Out-dated Pricing Supplements (other than those retained for files) will be destroyed.

Settlement:              The receipt of immediately available funds by the
                         Trust in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement". Offers accepted by the Trust will be settled in three Business Days, or at such time as the purchaser, the applicable
                         Agent and the Trust shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Global Notes and Certificated Notes, respectively (each such date fixed for settlement is hereinafter referred to as a "Settlement Date"). If procedures A and B of the applicable Settlement
                         Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable", such offer shall not be settled until the Business
                         Day following the completion of settlement procedures A and B or such later date as the purchaser and the Trust shall agree.

                         The foregoing settlement procedures may be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Trust and such Agent.

Procedure for Changing
  Rates or Other
  Variable Terms:        When a decision has been reached to change the
                         interest rate or any other variable term on any Notes being sold by the Trust, the Trust will promptly advise the Agents and the Trustee by telephone and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The
                         Agents will telephone the Trust with recommendations as to the changed interest rates or other variable terms. At such time as the Trust notifies the Agents and the Trustee of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes.
                         Until such time, only "indications of interest" may be recorded. Immediately after acceptance by the Trust of an offer to purchase Notes at a new interest rate or new variable term, the Trust, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable
                         "Settlement Procedures".

Suspension of
  Solicitation;
  Amendment or
  Supplement:            The Trust may instruct the Agents to suspend
                         solicitation of offers to purchase Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Trust until such time as the Trust has advised the Agents that solicitation of offers to purchase may be resumed. Any notice of an amendment or supplement to the Registration
                         Statement or the Prospectus required to be given by the Trust to the Agents pursuant to the Distribution
                         Agreement shall be given as so required and any amendment or supplement to the Registration
                         Statement or the Prospectus required to be delivered or mailed to the Agents pursuant to the Distribution
                         Agreement shall be delivered or mailed as so required in quantities which such parties may reasonably request at the following respective addresses: if to Lehman Brothers Inc., 3 World
                         Financial Center, 12th floor, New York, New York
                         10285-1200, Attention: Medium-Term Note
                         Department,(212) 526-2040, telecopier: (212) 528-
                         1718; if to Merrill Lynch & Co., World Financial
                         Center, North Tower, 10th Floor, New York, New York
                         10281-1310, Attention: MTN Product Management, (212)
                         449-7476, telecopier: (212) 449-2234; if to Morgan
                         Stanley & Co., Morgan Stanley & Co. Incorporated,
                         1585 Broadway, 2nd floor, New York, New York 10036,
                         Attention:  Medium-Term Note Trading Desk, Carlos
                         Cabrera, Telephone No.:  (212) 761-2000,  Telecopy
                         No.: (212) 761-8846; if to Salomon Brothers Inc,
                         Seven World Trade Center, New York, New York 10048,
                         Attention: MTN Department, Telephone No.: (212) 783-
                         5897, Telecopy No.: (212) 783-2274; and if to Smith
                         Barney Inc., 1345 Avenue of the Americas, 46th
                         Floor, New York, New York 10105, Attention:  James
                         Hennessy, Telephone:  (212) 723-7597, Telecopy No.:
                         (212) 723-8812; and if to the Trustee, to:  State
                         Street Bank and Trust Company, Two International
                         Place, Boston, Massachusetts 02110, Attention:
                         Corporate Trust Department, (617) 664-5602, telecopier: (617) 664-5371, for record keeping purposes, one copy of each such amendment or supplement shall also be mailed or telecopied to Brown & Wood, One World Trade Center, New York, New
                         York 10048, Attention:  Edward F. Petrosky, Esq.,
                         (212) 839-5455, telecopier:  (212) 839-5599.

                         In the event that at the time the solicitation of offers to purchase from the Trust is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Trust which have not been settled, the Trust will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Trust will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Trust determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.



Delivery of Prospectus
  and Applicable
  Pricing Supplement:    A copy of the most recent Prospectus and the
                         applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Pro-spectus, must accompany or precede the earlier of
                         (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.

Authenticity of
  Signatures:            The Agents will have no obligation or liability to
                         the Trust or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Trust or the Trustee on any Note.

Documents Incorporated
  by Reference:          The Trust shall supply the Agents with an adequate
                         supply of all documents incorporated by reference in the Registration Statement and the Prospectus.

                    PART II:  PROCEDURES FOR NOTES ISSUED
                              IN BOOK-ENTRY FORM

     In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Trust and the Trustee to DTC, dated December 6, 1996, and a Certificate Agreement, dated September 27, 1988, between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                All Fixed Rate Notes issued in book-entry form
                         having the same Original Issue Date, Specified
                         Currency, Interest Rate, Default Rate, Interest
                         Payment Dates, redemption and/or repayment terms, if any, and Stated Maturity Date (collectively, the
                         "Fixed Rate Terms") will be represented initially by a single Global Note; and all Floating Rate Notes issued in book-entry form having the same Original
                         Issue Date, Specified Currency, Interest Category, formula for the calculation of interest (including the Interest Rate Basis or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the
                         Federal Funds Rate, LIBOR, the Prime Rate or the
                         Treasury Rate or any other interest rate basis or formula, and Spread and/or Spread Multiplier, if any), Day Count Convention, Initial Interest Rate,
                         Default Rate, Index Maturity (if applicable),
                         Minimum Interest Rate, if any, Maximum Interest
                         Rate, if any, redemption and/or repayment terms, if any, Interest Payment Dates, Initial Interest Reset
                         Date, Interest Reset Dates and Stated Maturity
                         Date(collectively, the "Floating Rate Terms") will be represented initially by a single Global Note.

                         For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                         Owners of beneficial interests in Global Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

Identification:          The Trust has arranged with the CUSIP Service Bureau
                         of Standard & Poor's Corporation (the "CUSIP Service
                         Bureau") for the reservation of one series of CUSIP numbers, which series consists of approximately 900
                         CUSIP numbers which have been reserved for and relating to Global Notes and the Trust has delivered to each of the Trustee and DTC such list of such CUSIP numbers. The Trust will assign CUSIP numbers to Global Notes as described below under Settlement
                         Procedure B.  DTC will notify the CUSIP Service
                         Bureau periodically of the CUSIP numbers that the Trust has assigned to Global Notes. The Trustee will notify the Trust at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Trust will reserve and obtain additional CUSIP numbers for assignment to Global Notes. Upon obtaining such additional CUSIP numbers, the Trust will deliver a list of such additional numbers to the Trustee and DTC. Notes issued in book-entry form in excess of $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and otherwise required to be represented by the same Global Note will instead be represented by two or more Global
                         Notes which shall all be assigned the same CUSIP number.

Registration:            Unless otherwise specified by DTC, each Global Note
                         will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants.
                         The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:               Transfers of beneficial ownership interests in a
                         Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in
                         DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:               The Trustee may deliver to DTC and the CUSIP Service
                         Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Global Notes having the same Fixed Rate Terms or Floating Rate
                         Terms, as the case may be (other than Original Issue
                         Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least
                         30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Trust, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants
                         (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Notes will, in accordance with CUSIP
                         Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Note will be authenticated and issued to represent each $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of the exchanged Global Notes and an additional Global Note or Notes will be authenticated and issued to represent any remaining principal amount of such Global Notes (see
                         "Denominations" below).

Denominations:           Unless otherwise provided in the applicable Pricing
                         Supplement, Notes issued in book-entry form will be issued in denominations of $1,000 and integral multiples thereof. Global Notes will not be denominated in excess of $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount.
                         If one or more Notes are issued in book-entry form in excess of $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and would, but for the preceding sentence, be represented by a single
                         Global Note, then one Global Note will be issued to represent each $200,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of such Notes issued in book-entry form and an additional
                         Global Note or Notes will be issued to represent any remaining aggregate principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

Payments of Principal
  and Interest:          Payments of Interest Only.  Promptly after each
                         Regular Record Date, the Trustee will deliver to the Trust and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date
                         (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts.
                         DTC will confirm the amount payable on each Global
                         Note on such Interest Payment Date by reference to the daily bond reports published by Standard &
                         Poor's Corporation. On such Interest Payment Date, the Trust will pay to the Trustee in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Trust, the Trustee in turn will pay to DTC such total amount of interest due on such Global Notes (other than on the Maturity Date) which is payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment." The Trustee shall make payment of that amount of interest due and owing on any Global Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                         Notice of Interest Rates. Promptly after each Interest Determination Date or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Trustee will notify each of Moody's Investors Service, Inc. and Standard & Poor's Corporation of the interest rates determined as of such Interest Determination Date.

                         Payments at Maturity.  On or about the first
                         Business Day of each month, the Trustee will deliver to the Trust and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or otherwise becoming due in the following month. The Trustee, the Trust and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Trust will pay to the Trustee in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds the Trustee in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity Date, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment." The Trustee shall make payment of the principal, premium, if any, and interest to be paid on the Maturity Date of each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Partici-pants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of such Global Note which are payable in U.S. dollars and (ii) payment of the principal, premium, if any, and interest due on the Maturity Date of such Global Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Trustee will cancel such Global Note and deliver it to the Trust with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Trust a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                         Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the Maturity Date, as the case may be, which is payable in U.S. dollars shall be paid by the Trust to the Trustee in funds available for use by the Trustee no later than 10:00 a.m., New York City time, on such date. The Trust will make such payment on such Global Notes to an account specified by the Trustee. Upon receipt of such funds, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest due on Global Notes on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Trust nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the prin-cipal of, or premium, if any, or interest on, the Global Notes. The Trustee shall make all payments of principal, premium, if any, and interest on each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                         Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Global Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Settlement
  Procedures:            Settlement Procedures with regard to each Note in
                         book-entry form sold by an Agent, as agent of the Trust, or purchased by an Agent, as principal, will be as follows:

                         A. The Offering Agent will advise the Trust by telephone, confirmed by facsimile, of the following settlement information:

                              1. Principal amount, Authorized Denomination, and Specified Currency.

                              2.   Exchange Rate Agent, if any.

                              3.  (a)  Fixed Rate Notes:

                                     (i)     Interest Rate.

                                    (ii)     Interest Payment Dates.

                                   (b)  Floating Rate Notes:

                                     (i)     Interest Category.

                                    (ii)     Interest Rate Basis or Bases.

                                   (iii)     Initial Interest Rate.

                                    (iv)     Spread and/or Spread Multiplier,
                                             if any.

                                     (v)     Initial Interest Reset Date or
                                             Interest Reset Dates.

                                    (vi)     Interest Payment Dates.

                                   (vii)     Index Maturity, if any.

                                  (viii)     Maximum and/or Minimum Interest
                                             Rates, if any.

                                    (ix)     Day Count Convention.

                                  (viii)     Calculation Agent.

                                   (c)  Discount Notes:

                                     (i)     Issue Price.

                              4. Price to public, if any, of such Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                              5.   Trade Date.

                              6.   Settlement Date (Original Issue Date).

                              7.   Stated Maturity Date.

                              8.   Redemption provisions, if any.

                              9.   Repayment provisions, if any.

                              10.  Default Rate, if any.

                              11.  Net proceeds to the Trust.

                              12.  The Offering Agent's discount or
                                   commission.

                              13.  Whether such Note is being sold to the
                                   Offering Agent as principal or to an
                                   investor or other purchaser through the
                                   Offering Agent acting as agent for the
                                   Trust.

                              14.  Such other information specified with
                                   respect to such Note (whether by Addendum or otherwise).

                         B. The Trust will assign a CUSIP number to the Global Note representing such Note and then advise the Trustee by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent. The Trust will also advise the Offering Agent of the CUSIP number assigned to the Global Note.

                         C. The Trustee will communicate to DTC and the Offering Agent through DTC's Participant Terminal System a pending deposit message specifying the following settlement information:

                              1.   The information set forth in the
                                   Settlement Procedure A.

                              2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Offering Agent.

                              3.   Identification of the Global Note as a
                                   Fixed Rate Global Note or Floating Rate
                                   Global Note.

                              4.   Initial Interest Payment Date for such
                                   Note, number of days by which such date
                                   succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

                              5.   CUSIP number of the Global Note
                                   representing such Note.

                              6.   Whether such Global Note represents any
                                   other Notes issued or to be issued in
                                   book-entry form.

                              DTC will arrange for each pending deposit message described above to be transmitted to Standard & Poor's Corporation, which will use the information in the message to include certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor's Corporation.

                         D. The Trustee will complete and authenticate the Global Note representing such Note.

                         E. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                         F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                         G. In the case of Notes in book-entry form sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                         H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                         I. Upon receipt, the Trustee will pay the Trust, by wire transfer of immediately available funds to an account specified by the Trust to the Trustee from time to time, the amount transferred to the Trustee in accordance with Settlement Procedure F.

                         J. The Trustee will send a copy of the Global Note by first-class mail to the Trust together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Trust has advised the Trustee but which have not yet been settled.

                         K. If such Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures
  Timetable:             For offers to purchase Notes accepted by the Trust,
                         Settlement Procedures A through K set forth above shall be completed as soon as possible following the trade but not later than the respective times (New
                         York City time) set forth below:

                              Settlement
                              Procedure                     Time
                              ----------                    ----

                              A          11:00 a.m. on the trade date or
                                         within one hour following the trade
                              B          12:00 noon on the trade date or
                                         within one hour following the trade
                              C          No later than the close of business
                                         on the trade date
                              D          9:00 a.m. on Settlement Date
                              E          10:00 a.m. on Settlement Date
                              F-G        2:00 p.m. on Settlement Date
                              H          4:00 p.m. on Settlement Date
                              I-K        5:00 p.m. on Settlement Date


                         Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                         If settlement of a Note issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:       If the Trustee fails to enter an SDFS deliver order
                         with respect to a Note issued in book-entry form pursuant to Settlement Procedure F, the Trustee may deliver to DTC, through DTC's Participant Terminal
                         System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Global Note, the Trustee will mark such Global
                         Note "canceled," make appropriate entries in its records and send certification of destruction of such canceled Global Note to the Trust. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two
                         Global Notes, one of which shall represent the Global Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                         In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                         Notwithstanding the foregoing, upon any failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.


                PART III:  PROCEDURES FOR CERTIFICATED NOTES


Denominations:           Unless otherwise provided in the applicable Pricing
                         Supplement, the Certificated Notes will be issued in denominations of $1,000 and integral multiples thereof.

Payments of Principal,
  Premium, if any,
  and Interest:          Upon presentment and delivery of the Certificated
                         Note, the Trustee upon receipt of immediately available funds from the Trust will pay the principal of, premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds. All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register;
                         provided, however, that Holders of U.S. $10,000,000
                         (or, if the Specified Currency is other than United
                         States dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of Certificated Notes (whether having identical or different terms and provisions) shall be entitled to receive such interest payments on any Interest Payment Date other than the Maturity Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date.

                         The Trustee will provide monthly to the Trust a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law.

                         Certificated Notes presented to the Trustee on the Maturity Date for payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Trust a certificate with respect to such destruction.

Settlement
  Procedures:            Settlement Procedures with regard to each
                         Certificated Note purchased by an Agent, as principal, or through an Agent, as agent, shall be as follows:

                         A. The Offering Agent will advise the Trust by telephone of the following Settlement information with regard to each Certificated
                              Note:

                              1.   Exact name in which the Certificated
                                   Note(s) is to be registered (the
                                   "Registered Owner").

                              2.   Exact address or addresses of the
                                   Registered Owner for delivery, notices and payments of principal, premium, if any, and interest.

                              3.   Taxpayer identification number of the
                                   Registered Owner.

                              4. Principal amount, Authorized Denomination and Specified Currency.

                              5.   Exchange Rate Agent, if any.

                              6.   (a)  Fixed Rate Notes:

                                          (i)     Interest Rate.

                                         (ii)     Interest Payment Dates.

                                   (b)  Floating Rate Notes:

                                          (i)     Interest Category.

                                         (ii)     Interest Rate Basis or
                                                  Bases.

                                        (iii)     Initial Interest Rate.

                                         (iv)     Spread and/or Spread
                                                  Multiplier, if any.

                                          (v)     Initial Interest Reset Date
                                                  and Interest Reset Dates.

                                         (vi)     Interest Payment Dates.

                                        (vii)     Index Maturity, if any.

                                       (viii)     Maximum and/or Minimum
                                                  Interest Rates, if any.

                                         (ix)     Day Count Convention.

                                          (x)     Calculation Agent.

                                   (c)  Discount Notes:

                                        (i)  Issue Price.

                              7. Price to public of such Certificated Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                              8.   Trade Date.

                              9.   Settlement Date (Original Issue Date).

                              10.  Stated Maturity Date.

                              11.  Redemption provisions, if any.

                              12.  Repayment provisions, if any.

                              13.  Default Rate, if any.

                              14.  Net proceeds to the Trust.

                              15.  The Offering Agent's discount or
                                   commission.

                              16.  Whether such Note is being sold to the
                                   Offering Agent as principal or to an
                                   investor or other purchaser through the
                                   Offering Agent acting as agent for the
                                   Trust.

                              17.  Such other information specified with
                                   respect to such Note (whether by Addendum or otherwise).

                         B. After receiving such settlement information from the Offering Agent, the Trust will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone. The Trust will cause the Trustee to issue, authenticate and deliver the Certificated Note.

                         C. The Trustee will complete the Certificated Note in the form approved by the Trust and the Offering Agent, and will make three copies thereof (herein called "Stub 1", "Stub 2" and "Stub 3"):

                              1.   Certificated Note with the Offering
                                   Agent's confirmation, if traded on a
                                   principal basis, or the Offering Agent's customer confirmation, if traded on an agency basis.

                              2.   Stub 1 for Trustee.

                              3.   Stub 2 for Offering Agent.

                              4.   Stub 3 for the Trust.

                         D. With respect to each trade, the Trustee will deliver the Certificated Note and Stub 2 thereof to the Offering Agent at the following applicable address: if to Lehman Brothers Inc., to Chemical Bank, 4 New York Plaza, Ground Floor, Receive Window, FAO Lehman Brothers, New York, New York, Attention:
                              Jennifer Jones,(212) 623-5953; if to Merrill
                              Lynch, Pierce, Fenner & Smith Incorporated,
                              Merrill Lynch Money Markets Clearance, 55 Water Street, 3rd Floor, N.S.C.C. Window, New York, New York 10041, Attention: Al Mitchell, (212) 558-2405, telecopier: (212) 558-2457; if to
                              Morgan Stanley & Co., Morgan Stanley & Co.
                              Incorporated, to Bank of New York, Dealer
                              Clearance Department, 1 Wall Street, 3rd Floor, Window 3B, New York, New York 10005,
                              Attention: For the Account of Morgan Stanley & Co. Incorporated; if to Salomon Brothers Inc, c/o Bank of New York, Dealer Clearance Department, 1 Wall Street, 3rd Floor, Window 3B, New York, New York, 10005, Attention: For the Account of Salomon Brothers Inc; and if to Smith Barney Inc., 1345 Avenue of the Americas, 46th Floor, New York, New York 10105,
                              Attention: James Hennessy, Telephone: (212) 723-7597, Telecopy No.: (212) 723-8812. The
                              Trustee will keep Stub 1. The Offering Agent will acknowledge receipt of the Certificated Note through a broker's receipt and will keep Stub 2. Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Trust pursuant to standard wire instructions given by the Trust.

                         E. In the case of a Certificated Note sold through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

                         F.   The Trustee will send Stub 3 to the Trust.

Settlement
  Procedures
  Timetable:             For offers to purchase Certificated Notes accepted
                         by the Trust, Settlement Procedures A through F set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                         Settlement
                         Procedure                     Time
                         ----------                    ----

                              A         11:00 a.m. on the trade date or
                                        within one hour following the trade
                              B         12:00 noon on the trade date or
                                        within one hour following the trade
                              C-D       2:15 p.m. on Settlement Date
                              E         3:00 p.m. on Settlement Date
                              F         5:00 p.m. on Settlement Date

Failure to Settle:       In the case of Certificated Notes sold through the
                         Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Trust shall either fail to accept delivery of or fail to make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Trust by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                         The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Trust and the Trust will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Trust by such Offering Agent in settlement for such Certificated Note (without interest). Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Trust has received notice on the same day. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy such Certificated Note, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in writing the Trust.